UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 6, 2006

CNB Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-51685	20-3801620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Waldo Street, PO Box 830, Worcester, MA	01613-0830
(Address of principal executive offices)	(Zip Code)

(508)752-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 6, 2006 CNB Financial Corp. issued a press release announcing the expiration of the exercise period for common stock warrants. The press release is attached hereto as Exhibit 99.1

Item 9.01 Exhibit

(d)

Exhibit	Description
99.1	Press Release of CNB Financial Corp. dated October 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corp. By: /s/ Charles R. Valade Name: Charles R. Valade Title: President

Date: October 6, 2006

Exhibit Index

Exhibit	Description
99.1	Press Release of CNB Financial Corp. dated October 6, 2006